UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

Applied Materials, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-6920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue
P.O. Box 58039
Santa Clara, CA	95052-8039
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code: (408) 727-5555

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 15, 2005, Applied Materials, Inc. (“Applied Materials”) announced its financial results for the first fiscal quarter ended January 30, 2005. A copy of Applied Materials’ press release is attached hereto as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Applied Materials, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Use of Non-GAAP Financial Information

To supplement the consolidated condensed financial statements prepared under United States Generally Accepted Accounting Principles (“GAAP”), Applied Materials uses a non-GAAP financial measure, as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended, of net income that is GAAP net income, adjusted to exclude special items. Reconciliations of reported results of operations under GAAP to ongoing results are included as a supplement to the press release. Due to the amount of charges incurred in prior periods as a result of realignment activities, Applied Materials believes that ongoing results are useful to investors because they reflect baseline performance exclusive of charges associated with realignment activities. Ongoing results are the primary indicator used by Applied Materials’ management to plan and forecast future periods. These non-GAAP measures are neither in accordance with, nor an alternative for, GAAP, and may be materially different from non-GAAP methods of accounting and reporting used by other companies. The presentation of this additional information should not be considered as a substitute for net income prepared in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Applied Materials, Inc. dated February 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: February 15, 2005

	By:	/s/ Joseph J. Sweeney
Joseph J. Sweeney Group Vice President Legal Affairs and Intellectual Property and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Applied Materials, Inc. dated February 15, 2005.